Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into as of August 5, 2025, by and among (i) Chimera Investment Corporation, a Maryland corporation (the “Company”), on the one hand, and (ii) Seer Capital Partners Master Fund LP, a Cayman Islands exempted limited partnership, and Seer Capital Management LP, a Delaware limited partnership, not for itself but for the benefit of its clients, Kyle Walker, Robert Clafford, and Michael Koch (each a “Holder”, and collectively the “Holders”), on the other hand.

WHEREAS, the Company and the Holders are parties to a Stock Purchase Agreement, dated as of June 11, 2025 (as amended on August 5, 2025 and as may be amended, supplemented or restated from time to time, the “Stock Purchase Agreement”), pursuant to which, the Company will acquire from the Holders equity interests in HomeXpress Mortgage Corp., a Delaware corporation;

WHEREAS, upon the closing of the transactions contemplated by the Stock Purchase Agreement (the “Closing”), the Company will issue to the Holders certain shares of its common stock, par value $0.01 (“Common Stock”), in accordance with the terms of the Stock Purchase Agreement;

WHEREAS, in anticipation of the consummation of the transactions contemplated by the Stock Purchase Agreement, the parties desire to enter into this Agreement in order to grant certain rights to the Holders as set forth below.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereby agree as follows:

1. Definitions

As used in this Agreement, the following terms shall have the following meanings:

“Acquisition Shares” shall mean the shares of Common Stock issuable by the Company to the Holders in accordance with the terms of the Stock Purchase Agreement.

“Additional Shares” shall mean any shares of Common Stock issued to Holders pursuant to a stock split, stock dividend or other distribution with respect to, or in exchange or in replacement of, the Acquisition Shares, or in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event.

“Board” shall have the meaning set forth in Section 3(d) hereof.

“Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

“Closing” shall have the meaning set forth in the preamble to this Agreement.

Exhibit 10.2
“Common Stock” shall have the meaning set forth in the preamble to this Agreement.

“Company” shall have the meaning set forth in the preamble to this Agreement.

“Company Offering” shall have the meaning set forth in Section 3(d) hereof.

“Effectiveness Deadline” shall mean (i) the date the Registration Statement is filed if the Registration Statement is an “automatic shelf registration statement” within the meaning of Rule 405 under the Securities Act or (ii) the 60th calendar day following the Closing (or, in the event the SEC reviews and has written comments to the Registration Statement, the 90th calendar day following the Closing); provided, however, that if the Company is notified by the SEC that the Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline shall be the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” shall mean the 10th calendar day following the Closing, provided, however, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Holder” or “Holders” shall have the meaning set forth in the preamble to this Agreement.

“Initial Delay Period” shall have the meaning set forth in Section 3(b) hereof.

“Losses” shall have the meaning set forth in Section 5(a) hereof.

“NYSE” shall mean the New York Stock Exchange.

“Offering Blackout Period” shall have the meaning set forth in Section 3(d) hereof.

“Offering Notice” shall have the meaning set forth in Section 3(d) hereof.

“Permitted Free Writing Prospectus” shall have the meaning set forth in Section 2(a) hereof.

“Person” shall mean any natural person, partnership, association, limited liability company, corporation, trust, or unincorporated organization, or other governmental or legal entity.
“Prospectus” shall mean the prospectus included in the Registration Statement, including any preliminary prospectus (including any Permitted Free Writing Prospectus), as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any

Exhibit 10.2
portion of the Registrable Shares (as defined below) covered by such Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

“Registrable Shares” shall mean the Acquisition Shares and any Additional Shares; provided, however, that the Acquisition Shares and any Additional Shares held by a particular Holder shall cease to be Registrable Shares (a) after such securities shall have been disposed of pursuant to an effective Registration Statement, (b) after such securities have been sold pursuant to Rule 144 or any other exemption under the Securities Act (unless the transferor’s rights are assigned to the transferee in accordance with Section 7(c) hereof), or (c) at such time as such Holder is eligible to sell such securities under Rule 144 without any limitation as to volume or manner of sale.

“Registration Expenses” shall mean any and all expenses incident to the performance of or compliance with this Agreement, including without limitation: (i) all registration and filing fees; (ii) all fees and expenses associated with a required listing of the Registrable Shares on any securities exchange; (iii) all fees and expenses with respect to filings required to be made with the NYSE or any other securities exchange; (iv) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel for the holders of securities in connection with blue sky qualifications of the securities and determination of their eligibility for investment under the laws of such jurisdictions); (v) all printing expenses, messenger, telephone and delivery expenses; and (vi) all fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company and any transfer agent and registrar fees; provided, however, that Registration Expenses shall not include, and the Company shall not have any obligation to pay, any fees, discounts or commissions attributable to the sale of such Registrable Shares, or any legal fees and expenses of counsel to any Holder.

“Registration Statement” shall mean the registration statement of the Company that the Company is obligated to file pursuant to Section 2(a) of this Agreement covering the resale of the Registrable Shares under the Securities Act on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein. All references to the “Registration Statement” shall include any successor Registration Statement filed with the respect to the Registrable Shares.

“Rule 144” shall mean Rule 144 promulgated under the Securities Act (or any successor provision).

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Expiration Date” shall have the meaning set forth in Section 2(a) hereof.

Exhibit 10.2
“Stock Purchase Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Suspension Event” shall have the meaning set forth in Section 3(d) hereof.

2. Registration Rights

(a).Filing of Registration Statement. Subject to the provisions of Section 2(b) hereof, on the date of the Closing or as soon as reasonably practicable thereafter, but in any event no later than the Filing Deadline, the Company shall use its reasonable best efforts to file a shelf registration statement on Form S-3 under the Securities Act (or if Form S-3 is not available for purposes of registering the resale of the Registrable Shares, then on another appropriate form) (the “Registration Statement”) registering the resale by the Holders of all Registrable Shares in an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act. If permitted under the Securities Act, the Registration Statement shall be an “automatic shelf registration statement” as defined in Rule 405 under the Securities Act. In lieu of filing the Registration Statement, the Company may, in accordance with Section 2(g) hereof, file one or more prospectus supplement(s) covering the resale of all Registrable Shares and supplementing a prospectus contained in an effective registration statement which has already been filed by the Company. If the Registration Statement is not automatically effective upon filing with the SEC, the Company shall use its reasonable best efforts to cause the Registration Statement to become or be declared effective as soon as reasonably practicable after the filing thereof with the SEC, but in any event not later than the Effectiveness Deadline. The Company shall use its reasonable best efforts keep the Registration Statement effective until the date on which there are no longer any Registrable Shares (the “Shelf Registration Expiration Date”). The Holders will not offer or sell, without the Company’s consent, any Registrable Shares by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed with the SEC pursuant to Rule 433 under the Securities Act (any free writing prospectus consented to by the Company, a “Permitted Free Writing Prospectus”).

(b).Information from Holders. Upon written request from the Company, and as a condition to the Company’s obligation to include any Holder of Registrable Shares as a selling security holder in the Registration Statement, such Holder shall provide to the Company all information about such Holder that counsel to the Company reasonably concludes is required to be included in the Registration Statement pursuant to applicable law, including Item 507 of Regulation S-K promulgated under the Securities Act and any applicable “blue sky” laws, rules or regulations. Upon the written request of the Company, each Holder of Registrable Shares included in the Registration Statement as a selling security holder shall promptly provide updates of all Holder information included in the Registration Statement as applicable.

(c).Notification and Distribution of Materials. The Company shall notify the Holders, promptly after the Company receives notice thereof, of the date and time the Registration Statement and each post-effective amendment thereto relating to the Registrable Shares shall have become or been declared effective, or an amendment or any supplement to the Prospectus shall have been filed with the SEC. The Company shall furnish, without charge, to the Holders such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements, if any) and any documents incorporated by reference in

Exhibit 10.2
the Registration Statement or such other documents as the Holders may reasonably request in order to facilitate the sale of the Registrable Shares in the manner described in the Registration Statement; provided, however, that the Company shall not be required to furnish to the Holders any document (other than the Prospectus) to the extent that such document is accessible on the SEC’s Electronic Data Gathering, Analysis, and Retrieval System.

(d). Amendments and Supplements. The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and Prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered thereby until the Shelf Registration Expiration Date. The Company shall use its reasonable best efforts to file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or a Holder’s ownership interests in such Holder’s Registrable Shares that is reasonably necessary to permit the sale of such Holder’s Registrable Shares pursuant to the Registration Statement; provided, that Holders shall, upon written request, promptly furnish the Company with updates of all reasonably necessary information required for filing such amendments and supplements. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under the Registration Statement to be then listed or quoted on the NYSE or such other primary exchange or quotation system on which the Common Stock is then listed or quoted.

(e).Notice of Certain Events. The Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement or Prospectus, amendment or supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment. At any time when a Prospectus relating to the Registration Statement is required to be delivered under the Securities Act by a Holder to a transferee, the Company shall promptly notify the Holders of the happening of any event as a result of which the Company believes the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares sold under the Prospectus, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company shall, if necessary, promptly amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

(f).No Underwritten Offerings; No “Piggyback” Rights. Notwithstanding the foregoing, no underwritten offering of the Registrable Shares, may be conducted pursuant to this Agreement. No Holder shall have any right to participate in any Company Offering (as defined below in Section 3(d)).

(g).Existing Registration Statements. Notwithstanding anything herein to the contrary and subject to applicable law and regulation, the Company may satisfy any obligation hereunder to file a registration statement or to have a registration statement become effective by

Exhibit 10.2
designating a registration statement that previously has been filed with the SEC or become effective, as the case may be, as the relevant registration statement for purposes of satisfying such obligation, and all references to any such obligation shall be construed accordingly; provided that such previously filed registration statement may be, and is, amended or, subject to applicable securities laws, supplemented to add the number of Registrable Shares, and, to the extent necessary, to identify as selling security holders the Holders pursuant to the terms of this Agreement. To the extent this Agreement refers to the filing or effectiveness of a Registration Statement, by or at a specified time and the Company has, in lieu of then filing such Registration Statement or having such Registration Statement become effective, designated a previously filed or effective registration statement as the relevant Registration Statement for such purposes, in accordance with the preceding sentence, such references shall be construed to refer to such designated Registration Statement, as amended or supplemented in the manner contemplated by the immediately preceding sentence.

3. Suspension of Registration Requirements; Sales Restrictions

(a).Suspension of Registration. The Company shall use its reasonable best efforts to prevent the issuance by the SEC of any order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any such order suspending the effectiveness of the Registration Statement with respect to such Holder’s Registrable Shares or the initiation of any proceedings for that purpose. The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

(b).Delay in Initial Sales. Each Holder agrees that, solely to the extent the initial Registration Statement relating to Registrable Shares filed pursuant to this Agreement becomes effective (i) on or after the 20th day of the last month of a quarter and (ii) before the Company’s Form 10-Q (or Form 10-K, in the event of the fourth quarter of a fiscal year) is filed with the SEC, following the effectiveness of the Registration Statement, such Holder will not effect any dispositions of any of the Shares pursuant to the Registration Statement or any filings under any state securities laws until the second business day after the Company’s Form 10-Q or Form 10-K, as applicable, is filed with the SEC (the “Initial Delay Period”); provided, however, that such Holder shall be permitted to effect such dispositions during the Initial Delay Period if such Holder delivers a written certification to the Company (in a form reasonably acceptable to the Company) that such Holder does not possess any material nonpublic information about the Company and its subsidiaries (including HomeXpress Mortgage Corp.), taken as a whole, at the time of the proposed sale. For the avoidance of doubt, this Section 3(b) is intended to apply only to the Initial Delay Period, and its purpose is limited solely to that period and shall have no further purpose or effect thereafter.

(c). Blackout Periods. Notwithstanding anything to the contrary set forth in this Agreement (including, without limitation, Section 3(b) above), the Company’s obligation under this Agreement to file, amend or supplement the Registration Statement, or to cause the Registration Statement, or any filings under any state securities laws, to become or remain effective, shall be suspended for one or more periods in the event of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that (i) would require additional disclosure of material information by the Company in the Registration Statement or

Exhibit 10.2
such filing, as to which the Company has a bona fide business purpose for preserving confidentiality, (ii) render the Company unable to comply with SEC requirements or (iii) would otherwise make it impractical or unadvisable to cause the Registration Statement or such filings to be filed, amended or supplemented or to become effective (any such circumstances being hereinafter referred to as a “Suspension Event”). The Company shall notify the Holders of the existence of any Suspension Event by promptly delivering to each Holder a certificate signed by an executive officer of the Company stating that a Suspension Event has occurred and is continuing. Notwithstanding the foregoing, the Company’s right to suspend its obligations as provided above in this Section 3(c) shall in no event be for more than 45 consecutive days or for more than 100 days in any 12-month period.

Each Holder agrees that, following the effectiveness of the Registration Statement relating to Registrable Shares of such Holder, such Holder will not effect any dispositions of any of the Shares pursuant to the Registration Statement or any filings under any state securities laws at any time after such Holder has received notice from the Company to suspend dispositions as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. The Holders will maintain the confidentiality of the fact that it has received written notice from the Company regarding a Suspension Event as well as any information included in such notice unless otherwise required by law or subpoena until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement. The Holders may recommence effecting dispositions of the Shares pursuant to the Registration Statement or such filings, and all other obligations which are suspended as a result of a Suspension Event shall no longer be so suspended, following further notice to such effect from the Company, which notice shall be given by the Company promptly after the conclusion of any such Suspension Event.

(d).Company Offerings. If requested by the Company in connection with an offering of the Company’s securities (each, a “Company Offering”), each Holder of Registrable Shares agrees, not to effect any disposition of any of the Shares during the period (the “Offering Blackout Period”) beginning upon receipt by such Holder of written notice from the Company (an “Offering Notice”) (which shall first be provided when the Board of Directors of the Company (the “Board”) has been apprised of a potential Company Offering) and ending no later than the thirty-fifth (35th) day after the pricing of such Company Offering, unless such Offering Blackout Period is otherwise lessened or waived by the Company, in its sole discretion. Such agreement shall be in writing in the form reasonably satisfactory to the Company. For the avoidance of doubt, any Offering Blackout Period provided in this Section 3(d) is in addition to the restrictions set forth in Sections 3(b) and (c) above. The foregoing provisions of this Section 3(d) shall be applicable to the Holders of Registrable Shares only if all officers and directors of the Company are subject to the same restrictions and the length of the Offering Blackout Period applicable to the Holders of Registrable Shares shall not exceed the length of similar restrictions applicable to the officers and directors of the Company.

(e).Company Insider Trading Policy. For the avoidance of doubt, to the extent any Holder becomes subject to the Company’s Insider Trading Policy at the Closing, such Holder shall be subject to all restrictions related to trading in the Common Stock as may be applicable under the Company’s Insider Trading Policy, it being understood that such restrictions shall be in addition to any restriction set forth in this Section 3.

Exhibit 10.2

4. Expenses

The Company shall bear the cost of all of the Registration Expenses. The Holders shall bear all selling expenses and taxes (including transfer taxes) attributable to the sale of Registrable Shares by the Holders, all legal fees and expenses of counsel to the Holders, and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement. For the avoidance of doubt, to the extent any agreement related to expenses in this Section 4 (including the definition of “Registration Expenses”) conflicts with any agreement related to expenses in the Stock Purchase Agreement, the terms of the Stock Purchase Agreement shall prevail.

5. Indemnification and Contribution

(a).Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, each Holder and their respective officers, directors, managers, partners, equity holders, members, employees, agents and representatives and each Person (if any) which controls a Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus relating to the Registrable Shares (as amended or supplemented from time to time), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, and the Company will pay to each such Holder or other aforementioned Person any reasonable and documented legal or other expenses incurred thereby in connection with investigating or defending any claim or proceeding from which Losses may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5(a) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable for any Losses that are caused by or contained in or based upon any information furnished in writing to the Company by or on behalf such Holder expressly for use therein, or by the Holder’s failure to deliver a copy of the Registration Statement or Prospectus or any amendments or supplements thereto after the Company has furnished the Holder with copies of the same. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder or any other indemnified party.

(b).Indemnification by Holders. Each Holder, severally and not jointly, agrees to indemnify and hold harmless, to the fullest extent permitted by applicable law, the Company and its officers, directors, partners, stockholders, members, employees, agents and representatives and each Person (if any) which controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus

Exhibit 10.2
relating to the Registrable Shares (as amended or supplemented from time to time), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus, in light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon any information furnished in writing to the Company by or on behalf such Holder expressly for use therein, and each Holder, severally and not jointly, will pay to the Company other aforementioned Person any reasonable and documented legal or other expenses incurred thereby in connection with investigating or defending any claim or proceeding from which Losses may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5(b) shall not apply to amounts paid in settlement of any such claim or proceeding if such settlement is effected without the consent of the Holders of a majority of the Registrable Shares, which consent shall not be unreasonably withheld, nor shall any Holder be liable for any Losses in an amount greater than the value at Closing of the Acquisition Shares received by such Holder, measured by the closing price of the Common Stock on the New York Stock Exchange on the date of Closing.

(c).Notices of Claims. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action) for which a party may be entitled to indemnification hereunder, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, give the indemnifying party notice of the commencement thereof. The indemnifying party shall have the right to participate in such action and, to the extent the indemnifying party so desires, participate jointly with any other indemnifying party to which notice has been given, and to assume the defense thereof with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The failure to give notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, only to the extent that such failure materially prejudices the indemnifying party’s ability to defend such action. The failure to give notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

(d).Contribution. If the indemnification provided for in this Section 5 is unavailable to an indemnified party in respect of any Losses in respect of which indemnity is to be provided hereunder, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of such contribution shall be limited, in the case of each Holder, to an amount equal to the value at Closing of the Acquisition Shares, measured by the closing price of the Common Stock on the New York Stock Exchange on the date of Closing, received by such Holder. The relative fault of the Company and each Holder shall be determined by reference to,

Exhibit 10.2
among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person which was not guilty of such fraudulent misrepresentation.

6. Rule 144 Compliance

With a view to making available to the Holders of Registrable Shares the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:

(a).use commercially reasonable efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

(b).use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;

(c).furnish to any Holder of Registrable Shares, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act;

(d).use commercially reasonable efforts to promptly remove any restrictive legends from the Registrable Shares, upon receipt of notice from any Holder that any Registrable Shares are eligible for resale pursuant to Rule 144 without any volume limitations or other restrictions on transfer under paragraphs (c), (e), (f) and (h) of Rule 144, or that any Registrable Shares have been sold pursuant to the Registration Statement; and

(e).take such further action as any Holder or Holders of Registrable Shares may reasonably request, all to the extent required from time to time to enable such Holder or Holders to sell Registrable Shares without registration under the Securities Act pursuant to Rule 144 or any other rules or regulations now existing or hereafter adopted by the SEC.

7. Miscellaneous

(a).Amendments and Waivers. The provisions of this Agreement may not be amended, modified, supplemented or waived without the prior written consent of the Company and Holders holding in excess of one-half of the aggregate number of outstanding Registrable Shares at the time of any such amendment, modification, supplement or waiver.

Exhibit 10.2

(b).Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and contact information for such communications shall be:

(i)    if to the Company:

Chimera Investment Corporation
630 Fifth Avenue, Suite 2400
New York, NY 10111
Attention: Miyun Sung
Email: miyun.sung@chimerareit.com

With required copy to:

Hunton Andrews Kurth LLP
2200 Pennsylvania Avenue NW
Washington, D.C. 20037
Attention: Robert K. Smith/Tianlu Zhang
Email: RSmith@hunton.com; TZhang@hunton.com

(ii)    if to the Holders:

Seer Capital Management LP
1177 Sixth Avenue, New York, NY 10036
Attention Andrew Dominus
E-mail: adominus@seercap.com

With required copy to:

HomeXpress Mortgage Corp.
1936 E. Deere Ave, Suite 200,
Santa Ana, CA 92705
Attention: Kyle Walker
E-mail: kwalker@homexmortgage.com

With required copy to:

Mayer Brown LLP
1221 Avenue of the Americas
New York, NY 10020-1001
Attention: David Freed
E-mail: dfreed@mayerbrown.com

Exhibit 10.2
(c).Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Holders of a majority of the Registrable Shares; provided, however, this Agreement may be binding upon any successor of the Company or transferee of all or substantially all of the Company’s business and assets as a result of merger, acquisition, consolidation, or otherwise by operation of law, without the consent of any Holders. Each Holder may assign this Agreement or any rights hereunder in connection with an assignment, transfer or other disposition of Registrable Shares, provided that (i) the transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) the Company is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

(d).Termination and Survival. The rights of each Holder under this Agreement shall terminate upon the Shelf Registration Expiration Date. Notwithstanding the foregoing, the rights and obligations of the parties under Section 5 of this Agreement shall remain in full force and effect following such time.

(e).Specific Performance. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach of this Agreement.

(f).Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g).Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h).Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the state of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state. Each of the parties and each holder by accepting the benefits hereof as third party beneficiaries hereto hereby irrevocably submits to the jurisdiction of any state court in the state of New York or any federal court sitting in New York, in each case located in the city and county of New York, in respect of any suit, action or proceeding arising out of or relating to this Agreement, and irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto and each holder by accepting the benefits hereof as third party beneficiaries irrevocably waives, to the fullest extent it may effectively do so under

Exhibit 10.2
applicable law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of this Agreement or any matter referred to herein is hereby waived by the parties hereto.

(i).Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(j).Entire Agreement. This Agreement, together with the Subscription Agreement, is intended by the parties hereto as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

[Signature page follows]

Exhibit 10.2

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CHIMERA INVESTMENT CORPORATION

By: /s/ Phillip J. Kardis II
Name: Phillip J. Kardis II
Title: President and Chief Executive Officer

SEER CAPITAL PARTNERS MASTER FUND LP
By: Seer Capital Management LP, its investment manager

By: /s/ Richard D’Albert
Name: Richard D’Albert
Title: Authorized Signatory

SEER CAPITAL MANAGEMENT LP, not for itself but for the benefit of its clients

By: /s/ Richard D’Albert
Name: Richard D’Albert
Title: Authorized Signatory

Kyle Walker

/s/ Kyle Walker

Robert Clafford

/s/ Robert Clafford

Michael Koch

/s/ Michael Koch

[Signature Page to Registration Rights Agreement]